                                 SCHEDULE 14A
                                 (Rule 14-101)

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                  CELLPOINT INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 CELLPOINT INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 19, 2001

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of
CELLPOINT INC., a Nevada corporation (the "Company"), will be held at 3000 Hillswood Drive, Hillswood Business Park, Chertsey, Surrey KT16 0RS, England on Wednesday, September 19, 2001, at 4:00 p.m., local time, for the following purposes:

    1. To approve transactions for the issuance of common stock pursuant to certain financing transactions; and

    2. To transact such other business as may be properly brought before the meeting and all adjournments thereof.

    Only stockholders of record at the close of business on August 17, 2001, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

    THE BOARD OF DIRECTORS OF CELLPOINT INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IN ANY EVENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY YOU HAVE SENT IN AND VOTE YOUR STOCK PERSONALLY.

                                          By Order of the Board of Directors,
                                          LYNN DUPLESSIS,
                                          Secretary

Surrey, England
August 31, 2001

                                 CELLPOINT INC.

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CellPoint Inc., a Nevada corporation (the "Company"), of proxies to be voted at the Special Meeting of Stockholders of the Company to be held at 3000 Hillswood Drive, Hillswood Business Park, Chertsey, Surrey KT16 0RS England, on Wednesday, September 19, 2001, at 4:00 p.m., local time, or at any adjournment or adjournments thereof. Only stockholders of record at the close of business on August 17, 2001, shall be entitled to notice of, and to vote at, the meeting. Shares represented by duly executed proxies received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted as follows:

    1. "FOR" the issuance of common stock pursuant to certain financing transactions as described herein; and

    2. As recommended by the Board of Directors in its discretion, with regard to all other matters that may properly come before the meeting.

    At this time, the Board of Directors knows of no other such matters that will be presented for consideration at the Special Meeting. The execution of a proxy will in no way affect a stockholder's right to attend the Special Meeting and to vote in person. Any proxy executed and returned by a stockholder in response to this Proxy Statement may be revoked at any time thereafter except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

    Each proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting on such proposal. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "for" or "against" are included. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them, will be counted only to determine the existence of a quorum at the Special Meeting.

    This Proxy Statement and the accompanying proxy are being sent on or about August 31, 2001, to stockholders entitled to vote at the Special Meeting. The cost of solicitation of the Company proxies will be borne by the Company. In addition to the use of the mails, proxy solicitations may be made by telephone, telecopier and personal interview by officers, directors and employees of the Company. However, all proxies granted in response to this Proxy Statement must be made in writing by signing the enclosed proxy card.

    The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. The Company's executive offices are located at 3000 Hillswood Drive, Hillswood Business Park, Chertsey, Surrey KT16 0RS, England. The Company's telephone number is +44 1932 895 310.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

    Only stockholders of record at the close of business on August 17, 2001, will be entitled to vote at the Special Meeting of Stockholders and any adjournment thereof. At the close of business on August 17, 2001, there were outstanding 11,013,382 shares of Common Stock, $.001 par value, of the Company. Each of such shares is entitled to one vote. There was no other class of voting securities outstanding at that date.

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 17, 2001, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. Unless otherwise noted below, each such person had sole voting and investment power over such shares.

          NAME AND ADDRESS OF BENEFICIAL             SHARES OF COMMON STOCK   PERCENT OF COMMON STOCK
         OWNERS AND DIRECTORS AND OFFICERS             BENEFICIALLY OWNED       BENEFICIALLY OWNED
---------------------------------------------------  ----------------------   -----------------------
5% Beneficial Owners
Novel Electronics Systems & Technologies...........             2,211,800              20.08%
  5 Duke of Edinburgh Ave
  Port Louis, Mauritius

Directors and Executive Officers:
Stephen Childs.....................................                19,500(a)               *
  4800 Abbey Road
  Placerville, California 95667
  United States

Lynn Duplessis (together with Peter Henricsson)....             2,150,000(b)           19.52%
  3000 Hillswood Drive
  Hillswood Business Park
  Chertsey, Surrey KT16 0RS
  EnglandEngland

Peter Henricsson (together with Lynn Duplessis)....             2,150,000(c)           19.52%
  3000 Hillswood Drive
  Hillswood Business Park
  Chertsey, Surrey KT16 0RS
  England

Mats Jonnerhag.....................................                 3,023(d)               *
  Borsinsikt AB
  Box 6044
  S-192 06 Sollentuna
  Sweden

Bengt Nordstrom....................................                35,000(e)               *
  Northstream AB
  Sjoangsvagen 7
  S-19172 Sollentuna
  Sweden

          NAME AND ADDRESS OF BENEFICIAL             SHARES OF COMMON STOCK   PERCENT OF COMMON STOCK
         OWNERS AND DIRECTORS AND OFFICERS             BENEFICIALLY OWNED       BENEFICIALLY OWNED
---------------------------------------------------  ----------------------   -----------------------
Lars Persson.......................................                30,000(f)               *
  126 A Old Working Road
  Pyrford
  Surrey GU 22 8PB
  England

Lars Wadell........................................                     0(g)               *
  Artillergatan 50
  5 Tr, SE-114 54 Stockholm
  Sweden

Officers and Directors as a Group (7 persons)......             2,237,523              20.32%

------------------------

*   Less than 1%

(a) Mr. Childs holds options to acquire 40,000 shares, of which 19,500 are currently exercisable.

(b) Includes (1) 1,500,000 shares beneficially owned by Peter Henricsson, Ms. Duplessis' husband, (2) options to acquire 75,000 shares issued to Ms. Duplessis, and (3) options to acquire 75,000 shares issued to Mr. Henricsson.

(c) Includes (1) 500,000 shares beneficially owned by Lynn Duplessis,
    Mr. Henricsson's wife, (2) options to acquire 75,000 shares issued to Mr. Henricsson and (3) options to acquire 75,000 shares issued to Ms. Duplessis.

(d) Includes 1,550 shares held by Borsinsikt AB, of which Mr. Jonnerhag is a 66% stockholder (owning 1,023 shares).

(e) Mr. Nordstrom holds options to acquire 35,000 shares, all of which are currently exercisable.

(f) Mr. Persson holds options to acquire 90,000 shares, of which 30,000 are currently exercisable.

(g) Mr. Wadell holds options to acquire 40,000 shares, none of which is currently exercisable.

    For the purpose of the foregoing table, each of the directors and executive officers is deemed to be the beneficial owner of shares that may be acquired by him or her within 60 days through the exercise of options, if any, and such shares are deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by him or her and by the directors and executive officers as a group. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of the Company's Common Stock beneficially owned by any other person.

    The foregoing table does not include shares issuable upon conversion of notes and exercise of warrants currently held by Castle Creek Technology Partners, LLC ("Castle Creek"). On July 25, 2001, the Company and Castle Creek entered into a Note Purchase, Modification and Forebearance Agreement, pursuant to which the Company has agreed to purchase the remaining $9.25 million principal amount in convertible notes currently held by Castle Creek. The Company is obligated to pay $3.0 million to Castle Creek by September 24, 2001 and $4.955 million by October 23, 2001 (of which $1.0 million was paid as a non-refundable deposit on July 25, 2001), plus all accrued and unpaid interest from the original issuance date through October 23, 2001 or, if earlier, the date of the purchase. As part of the transaction, the Company has issued to Castle Creek five-year warrants to purchase 500,000 shares of Common Stock, exercisable after one year, at an exercise price of $3.14 per share (subject to specified anti-dilution adjustment). The shares issuable upon exercise of such warrant are to be registered with the Securities and Exchange Commission. In addition, the Company has granted to Castle Creek a security interest in its assets (including the assets of its subsidiaries), including its intellectual property. Castle Creek has agreed not to trade in the Company's stock effective July 25, 2001 until the note repurchase is completed, in consideration of which Castle Creek was paid $1.0 million as a non-refundable deposit against the final note purchase payment. The fixed conversion price of the notes was changed to $4.00 with no floating conversion price if the notes are purchased on a timely basis and the Company complies with all its other obligations to Castle Creek in all material respects. The Company also agreed to certain limitations on the terms of future debt and equity financings, which limitations would not apply to a financing that provided the proceeds for the final purchase of the notes. The Company has granted Castle Creek a full release of all claims and has agreed not to disparage Castle Creek; Castle Creek has agreed not to disparage the Company. In addition, Castle Creek holds warrants to purchase 210,526 shares of Common Stock, which are currently exercisable at an exercise price of $11.40 per share (subject to antidilution adjustments).

                                    PROPOSAL

                   APPROVAL OF PRIVATE OFFERING TRANSACTIONS

                 INVOLVING THE FUTURE ISSUANCE OF COMMON STOCK

    The Board of Directors has determined that it is in the best interests of the Company to authorize the issuance of shares of Common Stock in offerings exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Company seeks approval of the issuance of Common Stock in two separate offerings described below. Such offerings shall consist of the issuance of units consisting of Common Stock and warrants to purchase Common Stock in exchange for cash consideration. The number or shares to be issued directly and which will become issuable upon the exercise of warrants may exceed 20% or more of the voting power outstanding before such issuance.

    The purposes of the offerings are to (i) fund the working capital needs of the Company, and (ii) fund the repurchase of all of the Company's outstanding 6% convertible notes held by Castle Creek. On July 25, 2001, the Company and Castle Creek entered into a Note Purchase, Modification and Forebearance Agreement, pursuant to which the Company agreed to purchase the remaining $9.25 million principal amount in convertible notes currently held by Castle Creek. The Company is obligated to pay $3.0 million to Castle Creek by September 24, 2001 and $4.955 million by October 23, 2001 (of which $1.0 million was paid as a non-refundable deposit on July 25, 2001), plus all accrued and unpaid interest from the original issuance date through October 23, 2001 or, if earlier, the date of the purchase.

    One offering, to be conducted in the United States in one or mare tranches, pursuant to Regulation D promulgated under the Act, is of an initial maximum of 70 units, plus if the offering is oversubscribed, an additional 50 units (the "Regulation D Offering"). Each unit consists of shares of Common Stock and warrants to purchase Common Stock. The purchase price for each unit is $60,000. The number of shares comprising one unit will be determined based on a 20% discount to the volume weighted average price of the Company's Common Stock as traded on the Nasdaq for five days preceding the closing of each purchase. The number of warrants to be included in each unit sold in the Regulation D Offering will be equal to 50% of the number of shares included in the unit. Half of the warrants will be exercisable at $3.50 per share for a period of 12 months from the date of issuance and half of the warrants will be exercisable at $5.00 per share for a period of 24 months from the date of issuance.

    The Company expects that the purchasers of such shares would be a limited number of institutional or individual investors who are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Act. Purchasers in such offering have not been identified and, therefore, the consummation of the offering will depend upon the ability of the Company to identify and reach agreement with such purchasers upon terms of the sale, including price, which are acceptable to the Board of Directors of the Company. There can be no assurance that the Regulation D Offering will be consummated.

    The other offering is being conducted pursuant to Regulation S under the Act. The Company is offering for sale an initial maximum of 80 units, plus if the offering is oversubscribed, an additional 60 units (the "Regulation S Offering"; the Regulations S offering and the Regulation D Offering being sometimes collectively referred to as the "Offerings"). The units in the Regulation S Offering will be offered and sold only to "non-U.S. Persons" as such term is defined in Regulation S. Each unit in the Regulation S Offering consists of shares of the Company's Common Stock and warrants to purchase Common Stock. The shares of Common Stock and the shares issuable upon exercise of the warrants may, at the request of the holder thereof, be exchanged for Swedish Depositary Receipts ("SDRs") after those shares have been registered with the Securities and Exchange Commission ("SEC") in the United States. The purchase price for each unit is 500,000 Swedish Kronor ("SEK"), which is valid through the initial closing. The initial closing will take place after a minimum of 70 units are sold, and the units may be sold at multiple closings. The subscription price is subject to change by agreement between the Company and the placement agent at any time after the initial closing of the Regulation S Offering. Initially, 20,000 shares and 10,000 warrants will comprise one unit. Half of the warrants per unit (5,000) will be exercisable at 33 SEK per share for a period of six months from the date of the initial closing and half of the warrants per unit (5,000) will be exercisable at 56 SEK per share for a period of 12 months from the date of the initial closing. There can be no assurance that the Regulation S Offering will be consummated.

    The shares to be issued in the Offerings will not be registered under the Act or applicable state securities laws and may not be resold unless they are subsequently registered under the Act and such state securities laws or unless an exemption from registration is available. Consequently, the purchasers of these shares may be unable to liquidate their investment in the Company in the event of any emergency or for any other reason and may thus be required to retain their shares for an indefinite period. Accordingly, the price to be paid by the purchasers for the shares issued in such Offerings is likely to be less than the market price of the Company's Common Stock on the Nasdaq National Market at the date of closing of the offering. However, the Company has agreed to file a registration statement for such shares issued in the offering by October 31, 2001 or as soon as practicable thereafter. Although any changes in the market price of the Company's Common Stock are impossible to predict with any certainty, large block resales by the purchasers of shares issued in such offering or the perceived possibility of large block future resales may have a negative impact on the market price of the Company's Common Stock.

    The Company will use the proceeds from these Offerings for the expansion and acceleration of international sales and marketing activities, product development and research, the repurchase of the Castle Creek notes and working capital for general corporate purposes. Any proceeds from the exercise of warrants will be used for the same purposes.

    The Company's Common Stock is traded on the Nasdaq National Market. Nasdaq Marketplace Rule 4350 requires the Company to obtain stockholder approval in connection with the sale or issuance of shares of its common stock (or securities convertible into or exercisable for shares of common stock) not in a public offering when (i) the number of additional shares of common stock being issued equals or exceeds 20% of the number of shares of common stock that are outstanding prior to such sale or issuance and (ii) the shares of common stock will be sold at a price per share that is less than the greater of the (x) per share book value or (y) per share market value of the shares of common stock at the time of such sale or issuance.

    While there is no assurance that these Offerings will be completed, the Company is seeking stockholder approval of this proposal, because, after assuming the completion of the issuance of shares in the Offerings and the exercise of the warrants included in the Offerings, the aggregate number of shares of Common Stock issuable pursuant to the Offerings taken together may exceed 20% of the currently outstanding shares of Common Stock.

    If the stockholders approve this proposal, then the Company will, after such shares are registered with the SEC, apply to list on Nasdaq the additional shares of common stock to be issued under the Regulation D Offering and the Regulation S Offering.

EFFECT OF THE FAILURE TO APPROVE THIS PROPOSAL

    Failure to obtain stockholder approval of this proposal will limit the number of shares of Common Stock that can be issued pursuant to the Regulation D Offering and the Regulation S Offering, and will therefore limit the Company's ability to finance its working capital needs and to repurchase the convertible notes from Castle Creek. A failure by the Company to make the payments required under the Note Purchase, Modification and Forebearance Agreement with Castle Creek would be an event of default under the convertible notes and would permit Castle Creek to exercise all of its rights as a secured lender of the Company, including, but not limited to foreclosure on the assets of the Company and its subsidiaries.

CERTAIN RISKS OF THE ISSUANCE OF SHARES OF UNITS PURSUANT TO THE OFFERINGS

    Under the terms of the Regulation D Offering, the Company may sell an initial maximum of 70 units, plus if the Offering is oversubscribed, an additional 50 units. The number of shares comprising one unit will be determined based on a 20% discount to the volume weighted average price of the Company's common stock as traded on Nasdaq for the five days preceding the closing of each purchase. Because the number of shares that comprise one unit in the Regulation D Offering is tied directly to the market price the number of shares, the actual number of shares that the Company sells in the Regulation D Offering and the associated ownership dilution experienced by stockholders will be greater if the price of the Company's Common Stock declines. Under the terms of the Regulation S Offering, the Company may sell an initial maximum of 80 units, plus if the offering is oversubscribed, and additional 60 units. Initially, 20,000 shares and 10,000 warrants will comprise one unit. After the initial closing, the subscription price per unit will be subject to change by agreement between the Company and the placement agent.

    The Company has agreed that prior to October 31, 2001 it will file with the SEC a registration statement covering the shares of Common Stock and the shares issuable upon exercise of the warrants included in the Regulation D Offering and the Regulation S Offering. Upon the effectiveness of such registration statement, a large number of shares will become freely tradeable without restriction under the Securities Act. The sale of a substantial number of shares of Common Stock in the public market could cause a reduction in the market price of the Company's common stock. Sales by stockholders of Common Stock in the public market could materially adversely affect the prevailing market price for the Common Stock and could impair the Company's ability to raise additional capital. Any such sales could materially adversely affect the then-prevailing market price for the Common Stock or the ability of the Company's stockholders to sell their shares.

RECOMMENDATION

    The Board of Directors has approved the transactions contemplated by the Regulation D Offering and the Regulation S Offering. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders that the foregoing proposal be approved so that the Company can continue to finance its working capital needs and to fund the repurchase of the convertible notes held by Castle Creek. Without approval of this proposal, the Company will not have the authority to issue a sufficient number of shares of Common Stock to raise the capital needed to fund its working capital needs and to fund the repurchase of the convertible notes.

    Approval requires the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, on such proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ISSUANCE OF MORE THAT 20% OF THE OUTSTANDING SHARES OF COMMON STOCK.

                           INCORPORATION BY REFERENCE

    There is hereby incorporated by reference into this Proxy Statement all of the Company's periodic reports heretofore filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations thereunder.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Company knows of no matter other than those set forth herein which will be presented for consideration at the Special Meeting of Stockholders. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the person named in the accompanying proxy to vote, or otherwise act, on such matters in accordance with his judgment.

                                          LYNN DUPLESSIS,

                                            Secretary

Surrey, England

August 31, 2001

                                 CELLPOINT INC.
          PROXY B SPECIAL MEETING OF STOCKHOLDERS B SEPTEMBER 19, 2001
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, a stockholder of CELLPOINT INC., a Nevada corporation (the "Company"), does hereby appoint PETER HENRICSSON and LYNN DUPLESSIS, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at 3000 Hillswood Drive, Hillswood Business Park, Chertsey, Surrey KT16 0RS England, on September 19, 2001, at 4:00 p.m., local time, and at any adjournment or adjournments thereof.

/X/   Please mark votes as in this example

         UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

    1. APPROVAL OF PRIVATE OFFERING TRANSACTIONS INVOLVING THE FUTURE ISSUANCE OF COMMON STOCK

               / /  FOR           / /  AGAINST           / /  ABSTAIN

    2. TO VOTE WITH DISCRETIONARY AUTHORITY WITH RESPECT TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

       The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting and Proxy Statement, both dated August 31, 2001.

       / / MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:

                                              Signature: ______      Date: _____
                                              Signature: ______      Date: _____

                                              NOTE: Your signature should appear
                                                    the same as your name
                                                    appears hereon. In signing
                                                    as attorney, executor,
                                                    administrator, trustee or
                                                    guardian, please indicate
                                                    the capacity in which
                                                    signing. When signing as
                                                    joint tenants, all parties
                                                    in the joint tenancy must
                                                    sign. When a proxy is given
                                                    by a corporation, it should
                                                    be signed by an authorized
                                                    officer and the corporate
                                                    seal affixed. No postage is
                                                    required if returned in the
                                                    enclosed envelope and mailed
                                                    in the United States.